Class	A	Shares	EGLAX
Class	C	Shares	EGLCX
Class	I	Shares	EGLIX
Class	N	Shares	EGLNX

Supplement dated May 30, 2024

to the Prospectus and Statement of Additional Information dated August 28, 2023

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Effective June 10, 2024, the fund name of the Eagle MLP Strategy Fund (the “Fund”) is changed to Eagle Energy Infrastructure Fund. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

Also, effective on or about July 29, 2024, the Fund’s 80% investment policy will change as set forth below:

Current 80% Investment Policy	New 80% Investment Policy
The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets (net assets plus borrowings for investment purposes) in master limited partnerships (“MLPs”) and MLP-related securities. The Fund defines MLP-related securities as general partners of MLPs, MLP institutional securities, exchange-traded notes (“ETNs”) that derive their returns from a master limited partnership index, structured notes or options that derive their returns from a basket of MLPs, or other publicly traded partnerships, corporations or limited liability companies, which have the same economic characteristics as MLPs in that they earn the majority of their pro forma cash flow from the transportation, storage, processing, or production of energy commodities.	The Fund seeks to achieve its objective by investing, under normal conditions, at least 80% of its assets (net assets plus borrowings for investment purposes) in energy infrastructure securities. For purposes of the Fund’s 80% policy, the Fund considers energy infrastructure companies to include companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Funds dated August 28, 2023. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-888-868-9501. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.